2 nd Quarter 2012 Financial and Operating Results July 31, 2012 Exhibit 99.2

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN
Capital's annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2012, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of the futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, including the successful closing and integration of Open E Cry, our ability to effectively compete in the futures industry, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital's views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

Q2 Summary
• Significant rebound from Q1 results
• Capitalized on modest increase in market volatility to
drive higher retail revenue
• GAIN GTX institutional platform continued to increase
market share
• Invested in growth areas
Organic: New product offerings (CFDs) and Expanded geographic footprint
Acquisition: Open E Cry – online futures
• Reduced expense run-rate for H2 2012

2
nd
Quarter 2012 Results Overview

• Financial Results
• Net Revenue: $45.7 million
• Adjusted EBITDA
(1)
: $8.8 million
• Net Income: $4.4 million
• Adjusted Net Income
(2)
: $5.0 million
• EPS (Diluted): $0.11
• Adjusted EPS (Diluted)
(3)
: $0.13
• Strong Balance Sheet
• $95.6mm of free cash available as of June
30, 2012
• $145.6mm of liquidity including revolver
• Operating Metrics (5)
• Total trading volume up 72% to $783.3
billion
• Retail volume declined 5% to $340.8 billion
• Institutional volume increased to $442.5 billion from
$97.4 billion
• Client assets up 9% to $320.2 million as of
June 30, 2012
All comparisons based on Q2 2011
43%
45%
48%
44%
48%
49%
0%
10%
20%
30%
40%
50%
60%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Active Account Yield
$153.2
$151.4
$119.8
$135.9
$128.6
$100.1
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)
(1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses. A reconciliation of net income to adjusted EBITDA and adjusted EBITDA margin is available in the appendix to this presentation.
(2) Adjusted net income is a non-GAAP financial measure that represents our net income excluding purchase intangible amortization. A reconciliation of net income to adjusted net income and adjusted net income margin is available in the appendix to this presentation.
(3)
Reconciliation of EPS to adjusted EPS is available in the appendix to this presentation.
(4)
Calculation of balance sheet liquidity is available in the appendix to this presentation.
(5)
Definitions for all our operating metrics are available in the appendix to this presentation.
(4)

90.00
85.00
83.59
80.00
75.00
70.00
Copyright © 2012 eSignalForexCharts™
Average True Range 14
3.00
2.00
1.00
2008
2009
2010
2011
2012
#1408

GAIN CAPITAL

Q2 Trading Conditions 6 US Dollar Index Chart • Modest uptick in market volatility from Q1 4-year low • Level remains significantly lower than prior years

Retail Business
• Enhanced CFD offering
– New platform; launching with 200+ CFD products
• Indices, commodities, sectors & FX
– Beta testing began
– Full release on schedule for September 2012
• FOREX.com Canada launch
– Licensed to offer forex, CFDs and futures
– One of a small group of regulated firms approved to offer these products
– 5-7% of our current retail trading volume without direct marketing currently
• Continuing to invest in our higher-growth regions
– Asia-Pacific (SE Asia & China) and Middle East
• Mobile volumes continue to ramp
– Over 2x increase between Q2 2011 and Q2 2012
– 18% of Q2 2012 active accounts traded via mobile
• Actively pursuing M&A opportunities

Open E Cry Acquisition
• On June 28, 2012 Gain announced its acquisition of Open E
Cry from optionsXpress, a subsidiary of the Charles Schwab
Corp.
– Purchase price: $12mm
– Expected to close in Q3 2012
• Company Overview
– Online retail provider of exchange-traded futures
– FY 2011 revenue: $13.6mm
– Customers
(1)
: 8,101
– Assets
(1)
: $95.9mm
• Transaction Rationale
– New commission revenue stream generated on a per trade basis
– Global expansion of OEC’s geographic footprint
– Cross-selling between futures and FX

(1) As of June 30, 2012.

Institutional Business

• Institutional business increasing share and strong revenue growth
– Q2 2012: $4.2mm
– Q2 2011: $0.9mm
• Expanding 24-hour execution desk, hired a 10-person team
– More than doubles size of existing team
– Specializes in FX options and emerging markets
– Significantly scales client base and product coverage
• Successful traction providing liquidity & technology services to exchanges in emerging markets

Financial Review Daryl Carlough, Interim CFO

Q2 & 1H 2012 Financial Results

Note: Dollars in millions.
(1) Reconciliation of net income to adjusted net income available in appendix.
(2) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses. A reconciliation of net income to Adjusted EBITDA is available in the appendix to this presentation.
Q2 1 Half
$55.6
$45.7
$96.0
$78.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2011 2012 2011 2012
Net Revenue
Q2 1 Half
Q2 1 Half
$39.6
$39.7
$77.7
$74.8
$0
$20
$40
$60
$80
$100
$0
$20
$40
$60
$80
$100
2011 2012 2011 2012
Total Expenses
Comp & Benefits Marketing
Trading Purchase Intangible Amort.
All Other
Q2 1 Half
$11.2
$5.0
$13.7
$5.1
$10.0
$4.4
$11.4
$3.2
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2011 2012 2011 2012
GAAP & Adjusted Net Income
(1)
Adjusted Net Income GAAP Net Income
$19.1
$8.8
$24.2
$10.1
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2011 2012 2011 2012
Adjusted EBITDA
(2)
st
st
st
st

Quarterly Dividend • $0.05 per share quarterly dividend approved – Record Date: September 12, 2012 – Payment Date: September 21, 2012 12

Closing Remarks
• Executing on growth and diversification strategy
– Retail:
Expanded CFD offering & new platform
Canadian service taps new market opportunity
– Institutional:
New hires to grow GAIN GTX product portfolio and
accelerate market share gains
– Acquisitions:
• OEC acquisition adds exchange-traded futures and
source of commission-based revenue
• Continue to manage expenses by increasing operating
efficiency in core business in order to invest in growth areas

•
•
•

Appendix

Condensed Consolidated Statements of Operations

Note: Unaudited.  Dollars in millions, except per share data.
(1) Non-recurring expenses relating to cost savings effected in Q2 2012.
Three Months Ended June 30, Six Months Ended June 30,
Revenue 2012 2011 2012 2011
Retail trading revenue 40.8 $         54.1 $         70.3 $        93.9 $
Institutional trading revenue 4.2 0.9 8.0 1.9
Other revenue 0.7 0.7 0.7 0.7
Total non-interest revenue 45.7 55.7 79.0 96.5
Interest revenue 0.2 0.2 0.3 0.3
Interest expense (0.2) (0.3) (0.4) (0.8)
Total net interest revenue/(expense) - (0.1) (0.1) (0.5)
Net revenue 45.7 55.6 78.9 96.0
Expenses
Employee compensation and benefits 13.2 12.2 23.5 23.3
Selling and marketing 7.2 9.0 14.4 19.2
Trading expenses and commissions 9.2 8.4 17.9 15.6
Bank fees 0.9 1.1 1.7 2.1
Depreciation and amortization 1.0 1.0 2.1 1.9
Purchased intangible amortization 1.0 2.0 2.9 3.7
Communication and data processing 0.8 0.8 1.5 1.4
Occupancy and equipment 1.1 1.1 2.3 2.3
Bad debt provision 0.2 0.1 0.2 0.6
Professional fees 1.2 1.1 2.0 2.0
Product development, software and maintenance 1.1 1.1 2.2 2.0
Restructuring
(1)
0.6 - 0.6 -
Other 2.2 1.7 3.5 3.6
Total 39.7 39.6 74.8 77.7
Income before income tax expense
and equity in earnings of equity method
investment 6.0 16.0 4.1 18.3
Income tax expense 1.6 6.0 0.9 6.9
Net income 4.4 $           10.0 $         3.2 $          11.4 $
Earnings per common share:
Basic 0.13 $         0.29 $         0.09 $        0.33 $
Diluted 0.11 $         0.26 $         0.08 $        0.29 $
Weighted averages common shares outanding used
in computing earnings per common share:
Basic 34,945,835 34,544,643 34,710,915 34,156,494
Diluted 38,677,417 39,086,435 38,605,108 38,978,908

Consolidated Balance Sheet

Note: Unaudited.  Dollars in millions.
June 30, December 31,
2012 2011
ASSETS:
Cash and cash equivalents 22.4 $             60.3 $
Cash and cash equivalents, held for customers 320.2              310.4
Short term investments 0.1                   0.1
Receivables from banks and brokers 115.7              85.4
Property and equipment - net of accumulated depreciation 9.5                   7.5
Prepaid assets 9.6                   9.9
Goodwill 3.1                   3.1
Intangible assets, net 7.4                   10.8
Other assets 19.0                 18.1
          Total assets 507.0 $           505.6 $
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to brokers, dealers, FCM'S and other regulated entities 18.4 $             17.3 $
Payable to customers 301.8              293.1
Accrued compensation & benefits payable 4.4                   4.9
Accrued expenses and other liabilities 13.3                 14.9
Income tax payable 1.6                   2.6
Notes payable -                   7.9
          Total  liabilities 339.5 $           340.7 $
Shareholders' Equity 167.5 $           164.9 $
          Total  liabilities and shareholders' equity 507.0 $           505.6 $

Current Liquidity

Note: Dollars in millions.
(1) Reflects cash that would be received from brokers following the close-out of all open positions.
(2) Excludes current liabilities of $17.7mm and capital charges associated with open positions.
6/30/2012 12/31/2011
Cash & cash equivalents $22.4 $60.3
Cash & cash equivalents held for customers 320.2 310.4
Short term investments 0.1 0.1
Receivable from banks and brokers (1) 115.7 85.4
Total Operating Cash $458.4 $456.2
Less: Cash & cash equivalents held for customers (320.2) (310.4)
Free Operating Cash $138.2 $145.8
Less: Minimum regulatory capital requirements (42.6) (35.8)
Less: Note payable - (7.9)
Free Cash Available
(2)
$95.6 $102.1
Add: Available credit facility 50.0 50.0
Available Cash & Liquidity $145.6 $152.1

Adjusted Net Income & Margin Reconciliation

Note: Dollars in millions, except per share data.
Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
Net Revenue 45.7 $            55.6 $            78.9 $            96.0 $
Net income 4.4 10.0 3.2 11.4
Plus: Purchase intangible amortization (net of tax) 0.6 1.2 1.9 2.3
Adjusted Net Income 5.0 $              11.2 $            5.1 $              13.7 $
Adjusted Earnings per Share
Basic 0.14 $            0.33 $            0.15 $            0.40 $
Diluted 0.13 $            0.29 $            0.13 $            0.35 $
Net Income Margin % 9.6% 18.0% 4.1% 11.9%
Adjusted Net Income Margin % 10.9% 20.2% 6.5% 14.3%

Adjusted EBITDA & Margin Reconciliation

Note: Dollars in millions.
(1) Non-recurring expenses relating to cost savings effected in Q2 2012.
(2) Adjusted EBITDA Margin calculated as Adjusted EBITDA/Net Revenue (ex. Interest on Note).
Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
Net Revenue 45.7 $                55.6 $                78.9 $                96.0 $
Interest expense 0.2 0.1 0.4 0.3
Net Revenue (ex. Interest expense) 45.9 $                55.7 $                79.3 $                96.3 $
Net income 4.4 $                  10.0 $                3.2 $                  11.4 $
Plus: Depreciation & amortization 1.0 1.0 2.1 1.9
Plus: Purchase intangible amortization 1.0 2.0 2.9 3.7
Plus: Interest expense 0.2 0.1 0.4 0.3
Plus: Restructuring (1) 0.6 - 0.6 -
Plus: Income tax expense 1.6 6.0 0.9 6.9
Adjusted EBITDA 8.8 $                  19.1 $                10.1 $                24.2 $
Adjusted EBITDA Margin %
(2)
19.2% 34.3% 12.7% 25.1%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
Three Months Ended June 30, Six Months Ended June 30,
2012 2011 2012 2011
GAAP Earnings per Share (Diluted) 0.11 $             0.26 $             0.08 $             0.29 $
Plus: Purchase intangible amortization
(1)
0.02                 0.03                 0.05                 0.06
Adjusted Earnings per Share (Diluted) 0.13 $             0.29 $             0.13 $             0.35 $

Q2 & 1H 2012 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 19 for a reconciliation of GAAP net income to EBITDA.
(2) See page 18 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 20 for a reconciliation of GAAP EPS to adjusted EPS.
(4) Adjusted EBITDA Margin calculated as Adjusted EBITDA/Net Revenue (ex. Interest on Note).
3 Months Ended June 30, 6 Months Ended June 30, '12 v '11 % Change
2012 2011 2012 2011 Q2 1H
Net Revenue $45.7 $55.6 $78.9 $96.0 (18%) (18%)
Interest Expense 0.2 0.1 0.4 0.3 100% 33%
Net Revenue (ex. Interest expense) $45.9 $55.7 $79.3 $96.3 (18%) (18%)
Operating Expenses 37.1 36.6 69.2 72.1 1% (4%)
Adjusted EBITDA
(1)
$8.8 $19.1 $10.1 $24.2 (54%) (58%)
GAAP Net Income $4.4 $10.0 $3.2 $11.4 (56%) (72%)
Adjusted Net Income
(2)
5.0 11.2 5.1 13.7 (55%) (63%)
GAAP EPS (Diluted) $0.11 $0.26 $0.08 $0.29 (58%) (72%)
Adjusted EPS (Diluted)
(3)
0.13 0.29 0.13 0.35 (60%) (62%)
Adjusted EBITDA Margin %
(1)(4)
19.2% 34.3% 12.7% 25.1% (15 pts) (12 pts)
Net Income Margin % 9.6% 18.0% 4.1% 11.9% (8 pts) (8 pts)
Adjusted Net Income Margin %
(2)
10.9% 20.2% 6.5% 14.3% (9 pts) (8 pts)

Q2 & 1H 2012 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess net capital balance at each month-end during the relevant period.
2nd Quarter 1st Half '12 v '11 % Change
2012 2011 2012 2011 Q2 1H
For Period Ending June 30,
Total Trading Volume (billions) $783.3 $454.6 $1,636.4 $967.1 72% 69%
Retail 340.8             357.2             725.9             759.7             (5%) (4%)
Institutional 442.5             97.4              910.5             207.4             354% 339%
Traded Retail Accounts (Period) 36,660           36,868           45,349           47,395           (1%) (4%)
Traded Retail Accounts (Last 12 Months) 61,746           65,463           61,746           65,463           (6%) (6%)
New Retail Accounts 6,862             8,004             13,734           16,914           (14%) (19%)
Trades 8,976,010      9,363,640      18,267,732     18,389,468     (4%) (1%)
Retail Trading Revenue per Million $119.8 $151.4 $97.8 $123.6 (21%) (21%)
Average Excess Net Capital
(1)
$56.3 $60.5 $60.7 $52.8 (7%) 15%
As of June 30,
Funded Retail Accounts 74,621           78,395           74,621           78,395           (5%) (5%)
Client Assets $320.2 $293.1 $320.2 $293.1 9% 9%

Q2 & 1H 2012 Operating Metrics
(1)
(cont.)

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending June 30.
(3) As of June 30.
Q2 1 Half
$357
$341
$760
$726
$97
$442
$207
$910
$455
$783
$967
$1,636
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2011 2012 2011 2012
Total Trading Volume
(2)
Retail Institutional
65,463
61,746
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2011 2012
Traded Retail Accounts (Last 12 Months)
(2)
78,395
74,621
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2011 2012
Funded Retail Accounts
(3)
$293.1
$320.2
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2011 2012
Client Assets
(3)
st

Monthly Operating Metrics
(1)
24 Note:  Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended.
(3) For period ended.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Jul 2011 78,082 2,350 $283.4
Aug 2011 77,140 2,886 303.7
Sep 2011 77,013 2,616 286.4
Oct 2011 76,496 2,372 311.8
Nov 2011 76,647 2,330 319.3
Dec 2011 76,485 2,195 310.4
Jan 2012 76,847 2,145 313.6
Feb 2012 75,904 2,371 320.2
Mar 2012 73,844 2,356 325.9
Apr 2012 73,996 2,260 332.4
May 2012 74,452 2,463 300.5
June 2012 74,621 2,139 320.2

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Volume Traded Retail
Quarter Retail Institutional Accts. (Period) Trades
Q3 11 $447.9 $260.0 36,927               10,949,800
Q4 11 366.4       386.4             34,019               9,852,951
Q1 12 385.1       468.0             36,041               9,291,722
Q2 12 340.8       442.5             36,660               8,976,010

Definition of Metrics
• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Active Account Yield
– Represents the percentage of average funded retail accounts who executed a transaction during a given period
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S. dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

2 nd Quarter 2012 Financial and Operating Results July 31, 2012